Flexible Premium Variable Life Insurance Contract
                     (Variable Universal Life 2)

                            Issued by
               Midland National Life Insurance Company
            (through Midland National Life Separate Account A)

                  Supplement dated September 1, 1998
                    to Prospectus dated May 1, 1997

The Midland Variable Universal Life 2 now includes the following new investment options:

MFS VIT Emerging Growth
MFS VIT Research
MFS VIT Growth With Income
MFS VIT New Discovery
Lord, Abbett VCC Growth and Income
American Century VP Income & Growth

The investment objectives of the six newly available mutual fund portfolios are as follows:

Portfolio	                            Objective
MFS VIT Emerging Growth Series	       Seeks to provide long-term growth of
                                      capital. Dividend and interest
                                      income from portfolio securities,
                                      if any, is incidental to the Series
                                     	investment objective of long-term
                                      growth of capital.

MFS VIT Research Series	              Seeks to provide long-term
                                      growth of capital and future income.

MFS VIT Growth With Income Series	    Seeks to provide reasonable current
                                      income and long-term growth
                                     	of capital and income.

MFS VIT New Discovery Series	         Seeks capital appreciation.

Lord, Abbett VCC Growth and Income	   Seeks long-term growth of capital
Portfolio                             and income without excessive
                                     	fluctuation in market value.

American Century VP Income & Growth	  Seeks dividend growth, current
Portfolio                             income and capital appreciation.
                                      The Portfolio will seek to achieve
                                      its investment objective by
                                      investing	in a diversified portfolio
                                      of U.S. stocks.

The six new Investment Divisions each invest in shares of a corresponding portfolio of one of the following mutual funds:

	Mutual Fund	                          Investment Adviser
	MFS Variable Insurance Trust	         Massachusetts Financial Services
 (MFS VIT)                             Company

	Lord, Abbett Series Fund, Inc.
(variable contract class)	             Lord, Abbett & Co.
	(Lord, Abbett VCC)

	American Century Variable Portfolios,
 Inc.	                                 American Century Investment
 (American Century)                    Management, Inc.

The table on the following page summarizes the charges and deductions that may be applicable to an investment in the six portfolios listed above. These charges and deductions are explained in the prospectus for the Variable Universal Life 2 and the prospectuses for the individual portfolios.

This Prospectus Supplement must be read with or preceded by the Prospectus dated May 1, 1997 for the Variable Universal Life 2 and by the Prospectus dated May 1, 1998 for each Fund portfolio listed above.

The Fund portfolios described above and the other Fund portfolios described in your Variable Universal Life 2 Prospectus are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain of the Funds portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the Funds portfolios available under the Contracts may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Funds portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment adviser or manager and the same investment objectives and policies, and a very similar name.

This Prospectus Supplement provides very limited information about the newly available Fund portfolios. The prospectuses for these portfolios, which accompany this Prospectus Supplement, describe the investment objectives, policies and risks of the portfolio. The information in this Prospectus Supplement is qualified in its entirety by the information included in the Prospectus for the Variable Universal Life 2 and the prospectus for the portfolios.

In addition to fees and charges deducted under the Contracts (described in the Prospectus for the Variable Universal Life 2), certain fees and charges are deducted by each Fund for managing each portfolios investments and providing services to the portfolio. The table below summarizes these portfolio expenses:

                         Portfolio Annual Expenses (1)
                 (as a percentage of Portfolio average net assets)

	                                              Management  Other    Total Annual
Portfolio	                                     Fees	       Expenses Expenses (2)
MFS VIT Emerging Growth Series	                0.75%	      0.12%	   0.87%
MFS VIT Research Series	                       0.75%	      0.13%	   0.88%
MFS VIT Growth With Income Series (3)	         0.75%	      0.25%	   1.00%
MFS VIT New Discovery Series (3)              	0.90%	      0.25%	   1.15%
Lord, Abbett VCC Growth and Income Portfolio	  0.50% 	     0.02%  	 0.52%
American Century VP Income & Growth Portfolio	 0.70%	      0.00%  	 0.70%

(1) The Fund data was provided by Massachusetts Financial Services Company, Lord, Abbett Distributor LLP and American Century Investment Management, Inc. Midland has not independently verified the accuracy of the Fund data.

(2) The annual expenses shown are based on actual expenses for 1997, except for the MFS VIT New Discovery Series and American Century VP Income &
Growth Portfolio where they are based on estimated expenses for 1998.

(3) MFS has agreed to bear expenses for these Series, subject to reimbursement by these Series such that each such Series Other Expenses shall not exceed 0.25%. Without this limitation on the Other Expenses, the Other Expenses and Total Annual Expenses would be:
	                                 Other	     Total Annual
Series	                           Expenses	  Expenses
MFS VIT Growth With Income Series	0.35%	     1.10%
MFS VIT New Discovery Series     	0.47%	     1.37%

The illustrations of Contract Funds, Cash Surrender Values and Death Benefits listed in the Appendix of your Variable Universal Life 2 prospectus assume an average Portfolio Annual Expense which does not recognize the expenses of the six new funds discussed above. The average Portfolio Annual Expense as of December 31, 1997 which includes the expenses of the six new funds is 0.78%. Contract Fund Values and Cash Surrender Values derived with the use of the 0.78% average annual expense would decrease from those shown in your Prospectus if the average Portfolio Annual Expense stated in the Appendix of your prospectus is lower than the new 0.78% average. Contract Fund Values and Cash Surrender Values derived with the use of the 0.78% average annual expense would increase from those shown in your Prospectus if the average Portfolio Annual Expense stated in the Appendix of your prospectus is higher than the new 0.78% average.